SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 6, 2005


                             PHASE III MEDICAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               0-10909                                          22-2343568
--------------------------------------------------------------------------------
         Commission File Number                                IRS Employer
                                                            Identification No.


330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK                 11747
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                  631-574-4955
                                  ------------
                          Registrant's Telephone Number

                   -------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 6, 2005, the Registrant, entered into an Asset Purchase Agreement (the "Agreement") with Phase III Medical Holding Company ("Phase III Holding"), a wholly-owned subsidiary of the Registrant, and NeoStem, Inc ("NeoStem") for the purchase of the assets relating to NeoStem's business of adult stem cell collection and storage. In connection with the acquisition of NeoStem's assets, the Registrant will pay NeoStem 5,000,000 shares of newly issued common stock (the "Shares") and assume certain of NeoStem's liabilities.

         NeoStem operates a commercial autologous adult stem cell bank and is pioneering the pre-disease collection, processing and storage of adult stem cells for present and future medical treatment. (The adult stem cell industry is a field independent of embryonic stem cell research. "Autologous" refers to stem cell transfers where the donor and the recipient are the same.)

         The closing of the purchase of the assets will take place the later of December 21, 2005 or three business days following the date that all closing conditions have been satisfied. The Agreement will terminate if a closing does not take place by January 31, 2006. The Registrant anticipates changes in its executive officers in connection with the closing of the purchase of the assets. Closing is contingent on satisfaction of a number of closing conditions, including licensing and financing.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit 99.1 Asset Purchase Agreement dated December 6, 2005 by and among Phase III Medical, Inc., Phase III Medical Holding Company, and NeoStem, Inc.

         Exhibit 99.2 Press release dated December 7, 2005.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHASE III MEDICAL, INC.



                                      By: /s/ MarkWeinreb
                                          --------------------------------------
                                          Mark Weinreb
                                          President




         Dated:  December 12, 2005



                                       3